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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)



NEW YORK                                                             13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)


270 PARK AVENUE
NEW YORK, NEW YORK                                                        10017
(Address of principal executive offices)                             (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                            AT&T CAPITAL CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                             22-3211453
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                              identification No.)

2 GATEHALL DRIVE
PARSIPPANY, NEW JERSEY                                                    07054
(Address of principal executive offices)                             (Zip Code)

                           NEWCOURT CREDIT GROUP INC.
               (Exact name of obligor as specified in its charter)

ONTARIO                                                          NOT APPLICABLE
(Province or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification No.)

BCE PLACE
181 BAY STREET, SUITE 3500
TORONTO, ONTARIO M5J 2T3, CANADA
(Address of principal executive offices)

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                                 DEBT SECURITIES
                       (Title of the indenture securities)

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                                     GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany,
New York  12110.

         Board of Governors of the Federal Reserve System,
Washington, D.C., 20551

         Federal Reserve Bank of New York, District No. 2, 33
Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C.,
20429.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2. Affiliations with the Obligors.

     If an obligor is affiliated of the trustee, describe each such affiliation.

     None.

Item 16. List of Exhibits

       List below all exhibits filed as a part of this Statement of Eligibility.

       1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

       2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

       3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

       4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

       5. Not applicable.

       6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

       8. Not applicable.

       9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 1st day of March, 1999.

                            THE CHASE MANHATTAN BANK

                            By /s/ L. O'Brien
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                               L. O'Brien
                               Vice President

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2

                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

        at the close of business September 30, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              DOLLAR AMOUNTS
             ASSETS                                             IN MILLIONS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin.......................................... $ 11,951
   Interest-bearing balances..................................    4,551

Securities:...................................................
Held to maturity securities...................................    1,740
Available for sale securities.................................   48,537
Federal funds sold and securities purchased under
   agreements to resell.......................................   29,730
Loans and lease financing receivables:
   Loans and leases, net of unearned income......... $127,379
   Less: Allowance for loan and lease losses........    2,719
   Less: Allocated transfer risk reserve ...........        0
   Loans and leases, net of unearned income,
   allowance, and reserve....................................   124,660
Trading Assets...............................................    51,549
Premises and fixed assets (including capitalized leases).....     3,009
Other real estate owned......................................       272
Investments in unconsolidated subsidiaries and associated
   companies.................................................       300
Customers' liability to this bank on acceptances
   outstanding...............................................     1,329
Intangible assets............................................     1,429
Other assets.................................................    13,563
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TOTAL ASSETS.................................................  $292,620
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                                   LIABILITIES

Deposits
   In domestic offices......................................   $ 98,760
   Noninterest-bearing ............................. $39,071
   Interest-bearing ................................  59,689
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   In foreign offices, Edge and Agreement,
   subsidiaries and IBF's...................................     75,403
   Noninterest-bearing ............................  $ 3,877
   Interest-bearing ...............................   71,526

Federal funds purchased and securities sold under agreements
   to repurchase..............................................   34,471
Demand notes issued to the U.S. Treasury .....................    1,000
Trading liabilities...........................................   41,589

Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases):
   With a remaining maturity of one year or less .............    3,781
   With a remaining maturity of more than one year
      through three years.....................................      213
   With a remaining maturity of more than three years.........      104

Bank's liability on acceptances executed and outstanding......    1,329
Subordinated notes and debentures.............................    5,408
Other liabilities.............................................   12,041

TOTAL LIABILITIES.............................................  274,099
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                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                         0
Common stock..................................................    1,211
Surplus (exclude all surplus related to preferred stock)......   10,441
Undivided profits and capital reserves........................    6,287
Net unrealized holding gains (losses) on available-for-sale
   securities.................................................      566
Cumulative foreign currency translation adjustments...........       16

TOTAL EQUITY CAPITAL..........................................   18,521
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TOTAL LIABILITIES AND EQUITY CAPITAL.......................... $292,620
                                                               ========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                    WALTER V. SHIPLEY       )
                    THOMAS G. LABRECQUE     )DIRECTORS
                    WILLIAM B. HARRISON, JR.)

                          STATEMENT OF DIFFERENCES
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 The section symbol shall be expressed as............................... 'SS'